UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  July 20, 2004

                               BPK RESOURCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

            000-27339                                  88-0426887
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     (Commission File Number)             (IRS Employer Identification No.)

   264 Union Boulevard, First Floor
               Totowa, NJ                                          07512
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (973) 956-8400
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              (Registrant's Telephone Number, Including Area Code)

                      111 Presidential Boulevard, Suite 165
                              Bala Cynwyd, PA 19004
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

      This Amendment No. 1 to Current Report on Form 8-K/A ("Amendment No.1") is being filed by BPK Resources, Inc., a Nevada corporation (the "Company"), with the Securities and Exchange Commission ("SEC") for the following purposes: (i) to file the pro forma financial information required pursuant to Item 7 of the Company's Current Report on Form 8-K filed with the SEC on August 4, 2004; (ii) to describe the terms of the First Amendment to Purchase and Sale Agreement entered into by and between the Company and BP Preferred Acquisition, LLC, a Delaware limited liability company ("BP Acquisition"), on October 12, 2004; and
(iii) to amend the disclosure regarding the material relationship between the Company and BP Acquisition.

      The remaining information contained in this Amendment No. 1 is not amended hereby, but is included for the convenience of the reader.

                       Section 2 -- Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

      On July 20, 2004, the Company entered into a Purchase and Sale Agreement (the "Agreement"), with BP Acquisition. Pursuant to the terms of the Agreement, the Company disposed of 100% of its ownership interests in CSR-Hackberry Partners, L.P., BPK South Valentine, L.P., PH Gas, L.P., Touchstone Resources 2001-Hackberry Drilling Fund, L.P., Louisiana Shelf Partners, L.P., PHT Partners, L.P. and LS Gas, LLC (collectively, the "Interests"), in consideration for which BP Acquisition caused the Company to be released from certain liabilities and obligations. These obligations included $2,770,000 principal amount of notes which were originally issued to partially fund the Company's acquisition and operations of the Interests and consisted of the following:

      (i) the Loan Agreement, dated April 25, 2002, by and between the Company and Trident Growth Fund, L.P. ("Trident"), the Security Agreement, dated April 25, 2002, by and between the Company and Trident, and the 12% Secured Convertible Note, dated April 25, 2002, in the principal amount of $1,500,000, issued to Trident;

      (ii) the First Amended Loan Agreement, dated July 29, 2003, between the Company and Trident, the First Amended Security Agreement, dated July 29, 2003, by and between the Company and Trident and the 12% Secured Convertible Note, dated July 29, 2003, in the principal amount of $600,000, issued to Trident; and

      (iii) the 10% Promissory Note, dated January 15, 2003, in the original principal amount $1,500,000, originally issued to Endeavour International Corporation (f/k/a Continental Southern Resources, Inc.) and currently held by CSOR Preferred Liquidation, LLC, a Delaware limited liability company, with an outstanding principal balance of $670,000 (the "CSOR Note") and any and all other agreements and documents related to the CSOR Note.

      On October 12, 2004, in order to reflect the original intentions of the parties, the Company and BP Acquisition entered into the First Amendment to Purchase and Sale Agreement effective as of July 20, 2004, to include in the assets sold to BP Acquisition, a $224,000 principal amount promissory note issued by CSR-Hackberry Partners, LP and payable to the Company (the "CSR-Hackberry Note").

      The amount of the consideration received by the Company in connection with the disposition of the Interests and the CSR-Hackberry Note was determined in arm's-length negotiations between the parties thereto, and the terms of the transaction were approved by each of such parties' respective board of directors and manager, as applicable. Prior to the transaction, there were no material relationships between the Company or any of its affiliates, officers and directors, or associates of any such officers or directors on the one hand, and BP Acquisition, on the other hand, except that both the Company and BP Acquisition may be deemed to be controlled by FEQ Investments Inc. ("FEQ") and Montex Exploration, Inc ("Montex"). Specifically, FEQ is the manager of both BP Acquisition and BP Investments Group, LLC ("BP Investments"), the beneficial owner of approximately 54% of the Company's outstanding shares of common stock, and Montex owns a 50% membership interest in BP Investments and a 16% membership interest in BP Acquisition.

      The foregoing description of the transactions does not purport to be complete and is qualified in its entirety by the terms of each of the Purchase and Sale Agreement and First Amendment to Purchase and Sale Agreement filed as Exhibits 2.1 and 2.2, respectively, to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated by reference herein.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

      (b)   Pro Forma Financial Information.

      The pro forma financial information required by this Item 9.01 is filed as
Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

      (c)   Exhibits.

      2.1* Purchase and Sale Agreement, dated July 20, 2004, by and between BPK Resources, Inc. and BP Preferred Acquisition, LLC.

      2.2 First Amendment to Purchase and Sale Agreement, dated October 12, 2004, by and between BPK Resources, Inc. and BP Preferred Acquisition, LLC.

      99.1  Pro Forma Financial Information.

* Incorporated by reference to the Current Report on Form 8-K filed with the SEC on August 4, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BPK Resources, Inc.


Dated: October 21, 2004                    /s/ Christopher H. Giordano
                                           -------------------------------------
                                           Christopher H. Giordano
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

      2.2 First Amendment to Purchase and Sale Agreement, dated October 12, 2004, by and between BPK Resources, Inc. and BP Preferred Acquisition, LLC.

      99.1  Pro Forma Financial Information.